UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

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IMMUNIC, INC.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-36201	56-2358443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200
New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 255-9818

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 14, 2026, Immunic, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on one proposal, which is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 2, 2026 (the “Proxy Statement”). Of the 130,464,825 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding as of the record date, 70,622,667 shares, or approximately 54.1%, were present or represented by proxy at the Special Meeting. The following is a brief description of the matter voted upon, and the certified results, including the number of votes cast for and against the matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to the matter, if applicable. The description of the matter voted upon is qualified in its entirety by reference to the respective description of such matter in the Proxy Statement.

Proposal 1. A proposal to authorize the board of directors of the Company (the “Board”), in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend the Company’s certificate of incorporation, as amended and restated (the “Charter”), to effect a reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of the Common Stock, at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined by the Board. The voting results were as follows:

Votes For	Votes Against	Abstentions
57,404,749	12,594,555	623,363

Item 8.01 Other Events.

In connection with the result of the Special Meeting, the Board approved a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of 1-for-10 shares, expected to effective at 12:01 a.m. Eastern Time on April 27, 2026 (the “Reverse Stock Split” and the shares of Common Stock following the Reverse Stock Split, the “New Common Stock”).

The Company expects that the New Common Stock will begin trading on the Nasdaq Capital Market on the post-split basis under the Company’s existing trading symbol, “IMUX,” when the market opens on April 27, 2026. The new CUSIP identifier for the New Common Stock will be 4525EP200.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the timing of the Reverse Stock Split and the time at which the New Common Stock will begin trading on the Nasdaq Capital Market. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks associated with market conditions; risks associated with the Company’s cash needs; and risks and uncertainties associated with the Company’s business and finances in general; and other risks and uncertainties set forth from time to time in the Company’s filings with the Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immunic, Inc.

Date:	April 14, 2026	By:	/s/ Daniel Vitt
Daniel Vitt Chief Executive Officer